UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 15, 2004


                     ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC
               (EXACT NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)


      FLORIDA                             000-30932               98-0346454
      -------                             ---------                ----------
(STATE OR OTHER JURISDICTION)      (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
     OF INCORPORATION)                                          IDENTIFICATION)


                       132 PENN AVENUE, TELFORD, PA 18969

               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (215) 721-2188
                                                           --------------


                                       N/A

          (Former name or former address, if changed since last report)

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))





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ITEM 4.01         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On October 20, 2004, the Registrant's (the "Company") certified accountants, Goldstein and Morris Certified Public Accountants, P.C. ("Goldstein and Morris") informed the Company that they had resigned as they were no longer able to service the account.

         Goldstein and Morris were previously appointed as the Company's certifying accountants on February 5, 2001. Goldstein and Morris' reports on the financial statements of the Company for its fiscal years ended December 31, 2003 and 2002 did not contain an adverse opinion or a disclaimer of opinion nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, except as previously disclosed in the Company's 10-KSB filings regarding the report of Goldstein and Morris on the financial statements of the Company for its fiscal years ended December 31, 2003 and 2002 which included the following separate paragraph:

         "The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered recurring losses from operations and lacks a sufficient source of revenue, which raises substantial doubts about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

         During the time reports were issued and the interim period in which Goldstein and Morris served as the Company's certifying accountants there were no disagreement(s) with Goldstein and Morris on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Goldstein and Morris, would have caused Goldstein and Morris to make reference to the subject matter of such disagreement(s) in connection with its audit report

         The Company has provided Goldstein and Morris with a copy of the disclosures contained herein and requested Goldstein and Morris to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Goldstein and Morris agrees with the above statements, and if not, the respects in which it does not agree. The Company will file the letter requested from Goldstein and Morris by amendment to this report when provided.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.
         (c)      Exhibits
                  EXHIBIT NO.    DESCRIPTION
                  16.1           Letter from Goldstein and Morris Certified
                                 Public Accountants, P.C.















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   October  22, 2004

                                         ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC.
                                                     (Registrant)

                                        /S/ DAVID JOHNSON
                                        ---------------------------
                                            David Johnson
                                       INTERIM CHIEF EXECUTIVE OFFICER AND
                                       PRESIDENT







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